                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 22, 2004

                Date of Report (Date of earliest event reported)


                               LENNAR CORPORATION
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                     1 - 11749                  95-4337490
        --------                     ---------                 ------------
  (State of Incorporation)    (Commission File Number)        (IRS Employer
                                                           Identification No.)


                           700 NORTHWEST 107(TH) AVENUE
                                 MIAMI, FLORIDA
                                     33172

         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (305) 559-4000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS.

      Lennar Corporation is filing this Current Report on Form 8-K in order to cause Exhibit 5.1 to be incorporated by reference into Registration Statement File No. 333-65244.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits. The following document is filed as an exhibit to this
      Report:

      5.1   Opinion of Clifford Chance US LLP

      23.1  Consent of Clifford Chance US LLP (included in Exhibit 5).



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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LENNAR CORPORATION


                                    By:   /s/    Benjamin P. Butterfield
                                          --------------------------------------
                                          Name:  Benjamin P. Butterfield
                                          Title: Secretary

Date: April 22, 2004



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
                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
      5.1     Opinion of Clifford Chance US LLP

      23.1    Consent of Clifford Chance US LLP (included in Exhibit 5)


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